Recording requested by:
[NAME OF TITLE INSURANCE COMPANY]

This Mortgage was prepared by and
when recorded should be mailed to:
______________________, Esq.
Milbank, Tweed, Hadley & McCloy LLP
1 Chase Manhattan Plaza
New York, New York 10005

        --------------------------------------------------------------

                   Space above this line for recorder's use

              MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND
                                 FIXTURE FILING

                       KNOW ALL PERSONS BY THESE PRESENTS:

            THIS MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Mortgage") is made as of the [ ]th day of March, 1999 by
[       ], a corporation duly organized and validly existing under the laws of
the State of [       ] and having an office at _______________________________
(the "Mortgagor"), in favor of THE CHASE MANHATTAN BANK, a New York State banking corporation having its principal office at 270 Park Avenue, New York, New York 10017, as administrative agent for the lenders referred to below (in such capacity, together with its successors in such capacity, the "Mortgagee").


                                    Mortgage

                              W I T N E S S E T H:

            WHEREAS, Chart Industries, Inc., a corporation organized under the laws of the State of Delaware (the "Borrower"), the Subsidiary Guarantors party thereto (including the Mortgagor), certain lenders (collectively, the "Lenders") and the Mortgagee are parties to a Credit Agreement dated as of March [ ], 1999 (said Credit Agreement, as modified and supplemented and in effect from time to time, being herein called the "Credit Agreement"; except as otherwise herein expressly provided, all terms defined in the Credit Agreement being used herein as defined therein), which Credit Agreement provides for extensions of credit (by making of loans and issuing letters of credit) to be made by the Lenders to the Mortgagor in an aggregate principal or face amount not exceeding $300,000,000;

            WHEREAS, the Mortgagor may from time to time be obligated to pay to one or more of the Lenders (each, a "Swap Provider") in respect of one or more Hedging Agreements as required by Section 6.09 of the Credit Agreement (such obligations being herein referred to as the "Hedging Agreement Obligations") which amounts are payable by the Mortgagor to the Swap Providers as additional interest in connection with the loans under the Credit Agreement;

            WHEREAS, the Mortgagor may from time to time be obligated to one or more of the Lenders (each, a "Letter of Credit Lender") in respect of one or more letters of credit issued by such Lenders for account of the Mortgagor as permitted by Section 2.05 of the Credit Agreement (such obligations being herein referred to as the "Reimbursement Obligations");

            WHEREAS, pursuant to Article III of the Credit Agreement the Mortgagor has unconditionally guaranteed the principal of and interest on, and all other amounts from time to time owing under the Credit Agreement, as well as the Hedging Agreement Obligations and the Reimbursement Obligations;

            WHEREAS, it is a condition to the obligation of the Lenders to extend credit to the Borrower pursuant to the Credit Agreement that the Mortgagor execute and deliver this Mortgage;

            NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and FOR THE PURPOSE OF SECURING the following (collectively, the "Obligations"):

            (a) the obligations of the Mortgagor in respect of its guarantee under the Guarantee Agreement,

            (b) the obligations of the Mortgagor to the Swap Providers constituting Hedging Agreement Obligations,

            (c) the obligations of the Mortgagor to the Issuing Lender constituting


                                    Mortgage

      Reimbursement Obligations,

            (d) the performance and payment of the covenants, agreements and obligations hereinafter contained and all other monies secured hereby, including, without limitation, any and all sums expended by the Mortgagee pursuant to Section 1.13, together with interest thereon, and

            (e) the payment of all other obligations of the Mortgagor to the Lenders under the Credit Agreement,

the Mortgagor hereby irrevocably grants, bargains, sells, releases, conveys, warrants, assigns, transfers, mortgages, pledges, sets over and confirms unto the Mortgagee, under and subject to the terms and conditions hereinafter set forth, all of the following described properties:

            (A) the land and premises (collectively, the "Fee Property") more particularly described in Schedule I; and

            (B) the [lease/lease agreement] (the "Lease") more particularly described in Schedule II affecting the land and premises (collectively, the "Leasehold Property" and, together with the Fee Property, the "Properties") described in Schedule II;

            TOGETHER WITH all interests, estates or other claims, both in law and in equity, that the Mortgagor now has or may hereafter acquire in (a) the Properties, (b) all easements, rights-of-way and rights used in connection therewith or as a means of access thereto and (c) all tenements, hereditaments and appurtenances in any manner belonging, relating or appertaining thereto (all of the foregoing interests, estates and other claims being hereinafter collectively called "Easements and Rights of Way"); and

            TOGETHER WITH all estate, right, title and interest of the Mortgagor, now owned or hereafter acquired, in and to any land lying within the right-of-way of any streets, open or proposed, adjoining the Properties, and any and all sidewalks, alleys and strips and gores of land adjacent to or used in connection therewith (all of the foregoing estate, right, title and interest being hereinafter called "Adjacent Rights"); and

            TOGETHER WITH all estate, right, title and interest of the Mortgagor, now owned or hereafter acquired, in and to any and all buildings and other improvements now or hereafter located on the Properties and all building materials, building equipment and fixtures of every kind and nature located on the Properties or, attached to, contained in or used in any such buildings and other improvements, and all appurtenances and additions thereto and betterments, substitutions and replacements thereof (all of the foregoing estate, right, title and interest being hereinafter collectively called, "Improvements"); and

            TOGETHER WITH all estate, right, title and interest of the Mortgagor in and to all such tangible property now owned or hereafter acquired by the Mortgagor (including all machinery, apparatus, equipment, fittings and articles of personal property) and now or hereafter


                                    Mortgage
located on or at or attached to the Properties that an interest in such tangible property arises under applicable real estate law, and any and all products and accessions to any such property that may exist at any time (all of the foregoing estate, right, title and interest, and products and accessions, being hereinafter called "Fixtures"); and

            TOGETHER WITH all estate, right, title and interest of the Mortgagor in and to all rights, royalties and profits in connection with all minerals, oil and gas and other hydrocarbon substances on or in the Properties, development rights or credits, air rights, water, water rights (whether riparian, appropriative, or otherwise and whether or not appurtenant) and water stock (all of the foregoing estate, right, title and interest being hereinafter collectively called "Mineral and Related Rights"); and

            TOGETHER WITH all reversion or reversions and remainder or remainders of the Properties and Improvements and all estate, right, title and interest of the Mortgagor in and to any and all present and future leases of space in the Properties and Improvements, and all rents, revenues, proceeds, issues, profits, royalties, income and other benefits now or hereafter derived from the Properties, the Improvements and the Fixtures, subject to the right, power and authority hereinafter given to the Mortgagor to collect and apply the same (all of the foregoing reversions, remainders, leases of space, rents, revenues, proceeds, issues, profits, royalties, income and other benefits being hereinafter collectively called "Rents"); and

            TOGETHER WITH all estate, right, title and interest and other claim or demand that the Mortgagor now has or may hereafter acquire with respect to any damage to the Properties, the Improvements or the Fixtures and any and all proceeds of insurance in effect with respect to the Improvements or the Fixtures, and any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the Properties, the Improvements or the Fixtures, including without limitation any awards resulting from a change of grade of streets or as the result of any other damage to the Properties, the Improvements or the Fixtures for which compensation shall be given by any governmental authority (all of the foregoing estate, right, title and interest and other claims or demand, and any such proceeds or awards, being hereinafter collectively, called "Damage Rights"); and

            TOGETHER WITH all the estate, right, title, interest and other claim of the Mortgagor with respect to any parking facilities located other than on the Properties and used or intended to be used in connection with the operation, ownership or use of the Properties, any and all replacements and substitutions for the same, and any other parking rights, easements, covenants and other interests in parking facilities acquired by the Mortgagor for the use of tenants or occupants of the Improvements (all of the foregoing estate, right, title, interest and other claim being hereinafter collectively called "Parking Rights"); and

            TOGETHER WITH all estate, right, title and interest of the Mortgagor with respect to any and all air rights, development rights, zoning rights or other similar rights or interests that benefit or are appurtenant to the Properties or the Improvements (all of the foregoing estate, right, title and interest being hereinafter collectively called "Air and Development Rights");


                                    Mortgage

            All of the foregoing Easements and Rights of Way, Adjacent Rights, Improvements, Fixtures, Minerals and Related Rights, Rents, Damage Rights, Parking Rights and Air and Development Rights being sometimes hereinafter referred to collectively as the "Ancillary Rights and Properties" and the Lease, Properties and Ancillary Rights and Properties being sometimes hereinafter referred to collectively as the "Mortgage Estate";

            TO HAVE AND TO HOLD the Mortgage Estate with all privileges and appurtenances thereunto belonging, to the Mortgagee and its successors and assigns, forever, upon the terms and conditions and for the uses hereinafter set forth;

            PROVIDED ALWAYS, that if the principal of and interest on the extensions of credit under the Credit Agreement and all of the other Obligations shall be paid in full, and the Mortgagor shall abide by and comply with each and every covenant contained herein and in the Credit Agreement, then this Mortgage and the estate hereby granted shall cease, terminate and become void.

            This Mortgage, the Credit Agreement and any other instrument given to evidence or further secure the payment and performance of any Obligation are sometimes hereinafter collectively referred to as the "Loan Instruments".

            TO PROTECT THE SECURITY OF THIS MORTGAGE, THE MORTGAGOR HEREBY COVENANTS AND AGREES AS FOLLOWS:

                                    ARTICLE 1

              Particular Covenants and Agreements of the Mortgagor

            Section 1.01. Payment of Secured Obligations. The Mortgagor shall pay when due all Obligations.

            Section 1.02. Title, Etc. The Mortgagor represents and warrants that it has good and marketable fee simple title in and to the Fee Properties, and the related Ancillary Rights and Properties, in each case subject to no mortgage, deed of trust, lien, pledge, charge, security interest or other encumbrance or adverse claim of any nature, except those listed as exceptions to title in the title policy insuring the lien or estate created by this Mortgage.

            The Mortgagor represents and warrants that (a) the Lease is in full force and effect and there are no defaults thereunder and no event has occurred and is continuing that with notice or lapse of time or both will result in such a default and (b) the Mortgagor is lawfully seized and possessed of a valid and subsisting leasehold estate in and to the Leasehold Properties and is the owner of the related Ancillary Rights and Properties with respect to the Lease, in each case subject to no mortgage, deed of trust, lien, pledge, charge, security interest or other encumbrance or adverse claim of any nature (including, without limitation, any thereof affecting the fee title to


                                    Mortgage
the Leasehold Properties), except those listed as exceptions to title in the title policy insuring the lien or estate created by this Mortgage.

            The Mortgagor represents and warrants that it has the full power and lawful authority to grant, bargain, sell, release, convey, warrant, assign, transfer, mortgage, pledge, set over and confirm unto the Mortgagee the Mortgage Estate as hereinabove provided and warrants that it will forever defend the title to the Mortgage Estate and the validity and priority of the lien or estate hereof against the claims and demands of all persons whomsoever.

            Section 1.03. Further Assurances; Filing; Re-Filing; Etc.

            (a) Further Instruments. The Mortgagor shall execute, acknowledge and deliver, from time to time, such further instruments as the Mortgagee may require to accomplish the purposes of this Mortgage.

            (b) Filing and Refiling. The Mortgagor, immediately upon the execution and delivery of this Mortgage, and thereafter from time to time, shall cause this Mortgage, any security agreement or mortgage supplemental hereto and each instrument of further assurance to be filed, registered or recorded and refiled, re-registered or re-recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and perfect the lien or estate of this Mortgage upon the Mortgage Estate.

            (c) Fees and Expenses. The Mortgagor shall pay all filing, registration and recording fees, all refiling, re-registration and re-recording fees, and all expenses incident to the execution, filing, recording and acknowledgment of this Mortgage, any security agreement or mortgage supplemental hereto and any instrument of further assurance, and all Federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution, delivery, filing and recording of this Mortgage or any of the other Loan Instruments, any security agreement or mortgage supplemental hereto or any instruments of further assurance.

            Section 1.04. Liens. Except as otherwise provided in Section 7.02 of the Credit Agreement, but without limiting the obligations of the Mortgagor under Section 1.07 of this Mortgage, the Mortgagor shall not create or suffer to be created any mortgage, deed of trust, lien, security interest, charge or encumbrance upon the Mortgage Estate prior to, on a parity with, or subordinate to the lien of this Mortgage. The Mortgagor shall pay and promptly discharge at the Mortgagor's cost and expense, any such mortgages, deeds of trust, liens, security interests, charges or encumbrances upon the Mortgage Estate or any portion thereof or interest therein.

            Section 1.05. Insurance. The Mortgagor will maintain insurance, with respect to the Mortgage Estate, issued by financially sound and reputable insurers against loss or damage by reason of any Peril (as defined below) in such amounts (subject to such deductibles as shall be satisfactory to the Mortgagor) as shall be reasonable and customary and sufficient to avoid the insured named therein from becoming a co-insurer of any loss under such policy but in any event in an amount at least equal to 100% of the actual replacement cost of the Mortgage Estate


                                    Mortgage

(including, without limitation, foundation, footings and excavation costs), subject to deductibles as aforesaid. In addition, the Mortgagor will maintain insurance (i) against claims for bodily injury, death or property damage occurring on, in or about the Mortgage Estate (and adjoining streets, sidewalks and waterways), in such amounts as are then customary for property similar in use in the jurisdictions where the Mortgage Estate is located and (ii) such other insurance, including, without limitation, War-Risk Insurance when and to the extent obtainable from the United States Government, in each case as generally carried by owners of properties similar to the Mortgage Estate in the jurisdictions where the Mortgage Estate is located, in such amounts and against such risks as are then customary for property similar in use. The Mortgagor expressly assumes all risk of loss, including a decrease in the use, enjoyment or value of the Mortgage Estate from any Peril, whether or not insurable or insured against.

            Such insurance shall be written by financially responsible companies selected by the Mortgagor and having an A.M. Best rating of "A+" or better and being in a financial size category of XIV or larger, or by other companies acceptable to the Mortgagee, and shall name the Mortgagee as loss payee (to the extent covering risk of loss or damage to tangible property) and as an additional named insured as its interests may appear (to the extent covering any other risk). Each policy referred to in this Section 1.05 shall provide that it will not be canceled or reduced, or allowed to lapse without renewal, except after not less than 30 days' notice to the Mortgagee and shall also provide that the interests of the Mortgagee and the Lenders shall not be invalidated by any act or negligence of the Mortgagor or any Person having an interest in the Mortgage Estate nor by occupancy or use of any of the Mortgage Estate for purposes more hazardous than permitted by such policy nor by any foreclosure or other proceedings relating to the Mortgage Estate. The Mortgagor will advise the Mortgagee promptly of any policy cancellation, reduction or amendment.

            On or before the date hereof, the Mortgagor will deliver to the Mortgagee certificates of insurance satisfactory to the Mortgagee evidencing the existence of all insurance required to be maintained by the Mortgagor hereunder setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage and showing that such insurance will remain in effect through the December 31 falling at least six months after the date hereof, subject only to the payment of premiums as they become due (and attaching original copies of any policies with respect to casualty insurance). Thereafter, on each November 15 in each year (commencing with the first November 15 after the date hereof) the Mortgagor will deliver to the Mortgagee certificates of insurance evidencing that all insurance required to be maintained by the Mortgagor hereunder will be in effect through the December 31 of the calendar year following the calendar year of the current November 15, subject only to the payment of premiums as they become due. In addition, the Mortgagor will not modify any of the provisions of any policy with respect to casualty insurance without delivering the original copy of the endorsement reflecting such modification to the Mortgagee accompanied by a written report of _______________, or any other firm of independent insurance brokers of nationally recognized standing, stating that, in their opinion, such policy (as so modified) adequately protects the interests of of the Lenders and the Mortgagee, is in compliance with the provisions of this Section 1.05, and is comparable in all respect with insurance carried by responsible owners and operators of properties similar to the Mortgage Estate. The Mortgagor will not obtain or carry separate insurance concurrent in


                                    Mortgage
form or contributing in the event of loss with that required by this Section
1.05 unless the Mortgagee is the named insured thereunder, with loss payable as provided herein. The Mortgagor will immediately notify the Mortgagee whenever any such separate insurance is obtained and shall deliver to the Mortgagee the certificates evidencing the same.

            Without limiting the obligations of the Mortgagor under the foregoing provisions of this Section 1.05, in the event the Mortgagor shall fail to maintain in full force and effect insurance as required by the foregoing provisions of this Section 1.05, then the Mortgagee may, but shall have no obligation so to do, procure insurance covering the interests of the Lenders and the Mortgagee in such amounts and against such risks as the Mortgagee shall deem appropriate and the Mortgagor shall reimburse the Mortgagee in respect of any premiums paid by the Mortgagee in respect thereof.

            For purposes hereof, the term "Peril" means, collectively, fire, lightning, flood, windstorm, hail, earthquake, explosion, riot and civil commotion, vandalism and malicious mischief, damage from aircraft, vehicles and smoke and all other perils covered by the "all-risk" endorsement then in use in the jurisdictions where the Mortgage Estate is located.

            Nothing in this Section 1.05 shall be deemed to limit in any respect the obligations of the Mortgagor under Section [6.05] of the Credit Agreement.

            Section 1.06. Casualty and Condemnation Events.

            (a) Casualty and Condemnation. Should the Mortgage Estate or any part thereof be taken or damaged by reason of any fire or other casualty (collectively, a "Casualty"), or by reason of any public improvement or condemnation proceeding (collectively, a "Condemnation") or should the Mortgagor receive any notice or other information regarding any such proceeding, the Mortgagor shall give prompt notice thereof to the Mortgagee. The Mortgagee shall, subject to the rights of the lessor under the Lease, be entitled to receive all insurance or other amounts payable as a result of any such Casualty (collectively, the "Casualty Proceeds"), and all compensation, awards, damages and other payments or relief arising out of any such condemnation or any part thereof (collectively, "Condemnation Proceeds"), and all such insurance and other amounts, and compensation, awards, damages and other payments or relief, together with all rights and causes of action relating thereto or arising out of any such Casualty or Condemnation, are hereby assigned to the Mortgagee. The Mortgagor shall execute such further assignments of the Casualty Proceeds and Condemnation Proceeds as the Mortgagee may from time to time require.

            (b) Restoration Account. Following the occurrence of any Casualty or Condemnation involving the Mortgage Estate or any part thereof resulting in a loss in excess of $_________, the Mortgagor shall give prompt notice thereof to the Mortgagee and shall cause all Casualty or Condemnation Proceeds, as the case may be, to be paid to the Mortgagee as additional collateral security hereunder subject to the lien of this Mortgage. Upon receipt by the Mortgagee of any such proceeds (including, without limitation, any Casualty Proceeds payable directly to the Mortgagee as loss payee under the respective policies maintained pursuant to


                                    Mortgage

Section 1.05), the Mortgagee shall deposit the same into a cash collateral account (the "Restoration Account") in the name and under the control of the Mortgagee. The balance from time to time in the Restoration Account shall constitute part of the Mortgage Estate hereunder and shall not constitute payment of the Obligations until applied as hereinafter provided.

            (c) Application of Proceeds. Following the occurrence of any Casualty or Condemnation involving the Mortgage Estate or any part thereof resulting in a loss in excess of $__________, but without limiting its obligations under Section 1.08 to restore and repair any Improvements and Fixtures affected by such event, the Mortgagor may, at its option, to be exercised by delivery of notice to the Mortgagee within [30] days of such Casualty or Condemnation, elect to either apply any Casualty or Condemnation Proceeds received as a result of such event: (i) to the restoration and repair of that part of the Mortgage Estate affected by such Casualty or Condemnation (the "Affected Property"); or (ii) subject to the rights of the lessor under the Lease, to the prepayment of the loans or other indebtedness constituting the Obligations hereunder in the manner and to the extent specified in Section 2.10(b) of the Credit Agreement. Failure of the Mortgagor to make such an election within three months from the date of the respective Casualty or Condemnation shall automatically constitute an election to so apply the respective Casualty or Condemnation Proceeds to the prepayment as aforesaid of the indebtedness secured hereby.

            If the Mortgagor elects to so restore and repair the Affected Property, any amounts (and any earnings thereon) held in the Restoration Account shall, subject to the rights of the lessor under the Lease, be applied by the Mortgagee to the restoration and repair of the Affected Property and advanced to the Mortgagor in periodic installments upon compliance by the Mortgagor with such reasonable conditions to disbursement as may be imposed by the Mortgagee, including, but not limited to, reasonable retention amounts and receipt of lien releases.

            Anything in this Section 1.06 to the contrary notwithstanding, the Mortgagee shall have no obligation to release any amounts held in the Restoration Account to the Mortgagor for restoration or repair of the Affected Property if an Event of Default (as defined in Section 4.01), or any event that with lapse of time or with notice and lapse of time would become an Event of Default, has occurred and is continuing. If an Event of Default, or any event that with lapse of time or with notice and lapse of time would become an Event of Default, has occurred and is continuing, the Mortgagee may, in its sole discretion, subject to the rights of the lessor under the Lease, apply any Casualty or Condemnation Proceeds either: (A) to the payment of the Obligations as provided in paragraph (a) of Section 4.03 or (B) to the restoration or repair of the Affected Property; provided, however, that if the Mortgagee requires such proceeds to be applied to the restoration or repair of the Affected Property, the Mortgagee will advance to the Mortgagor in accordance with the foregoing provisions of this Section 1.06(c), the Casualty and Condemnation Proceeds, less such amounts that may have been expended by the Mortgagee to effectuate any cure of such Event of Default. All Casualty or Condemnation Proceeds remaining after the payment for restoration and repair of the Affected Property pursuant to this
Section 1.06(c) may, at the option of the Mortgagee, subject to the rights of the lessor under the Lease, be applied to the prepayment of the loans or other indebtedness constituting the


                                    Mortgage

Obligations hereunder in the manner and to the extent specified in Section 2.10(b) of the Credit Agreement.

            (d) Compromise, Adjustment or Settlement. The Mortgagee shall, subject to the rights of the lessor under the Lease, be entitled at its option to participate in any compromise, adjustment or settlement in connection with any claims for loss, damage or destruction under any policy or policies of insurance, in excess of $_________, and the Mortgagor shall within five Business Days after request therefor reimburse the Mortgagee for all out-of-pocket expenses (including reasonable attorneys' fees and disbursements) incurred by the Mortgagee in connection with such participation. The Mortgagor shall not make any compromise, adjustment or settlement in connection with any such claim without the approval of the Mortgagee.

            (e) Foreclosure, Etc. In the event of foreclosure of the lien of this Mortgage or other transfer of title or assignment of the Mortgage Estate in extinguishment, in whole or in part, of the Obligations, all right, title and interest of the Mortgagor in and to all policies of casualty insurance covering all or any part of the Mortgage Estate shall, subject to the rights of the lessor under the Lease, inure to the benefit of and pass to the successors in interest to the Mortgagor or the purchaser or grantee of the Mortgage Estate or any part thereof.

            Section 1.07. Impositions.

            (a) Payment of Impositions. Except to the extent otherwise permitted under Section 6.04 of the Credit Agreement, the Mortgagor shall pay or cause to be paid, before any fine, penalty, interest or cost attaches thereto, all taxes, assessments, water and sewer rates, utility charges and all other governmental or nongovernmental charges or levies now or hereafter assessed or levied against any part of the Mortgage Estate (including, without limitation, nongovernmental levies or assessments such as maintenance charges, owner association dues or charges or fees, levies or charges resulting from covenants, conditions and restrictions affecting the Mortgage Estate) or upon the lien or estate of the Mortgagee therein (collectively, "Impositions"), as well as all claims for labor, materials or supplies that, if unpaid, might by law become a prior lien thereon, and within 10 days after request by the Mortgagee will exhibit receipts showing payment of any of the foregoing; provided, however, that if by law any such Imposition may be paid in installments (whether or not interest shall accrue on the unpaid balance thereof), the Mortgagor may pay the same in installments (together with accrued interest on the unpaid balance thereof) as the same respectively become due, before any fine, penalty or cost attaches thereto.

            (b) Right to Contest Impositions. To the extent not inconsistent with the provisions of Section 6.04 of the Credit Agreement, the Mortgagor at its expense may, after prior notice to the Mortgagee, contest by appropriate legal, administrative or other proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any Imposition or lien therefor or any claims of mechanics, materialmen, suppliers or vendors or lien thereof, and may withhold payment of the same pending such proceedings if permitted by law, so long as (i) in the case of any Impositions or lien therefor or any claims of mechanics, materialmen, suppliers or vendors or lien thereof, such proceedings shall suspend the


                                    Mortgage
collection thereof from the Mortgage Estate, (ii) neither the Mortgage Estate nor any part thereof or interest therein will be sold, forfeited or lost if the Mortgagor pays the amount or satisfies the condition being contested, and the Mortgagor would have the opportunity to do so, in the event of the Mortgagor's failure to prevail in the contest, (iii) neither the Mortgagee nor any of the Lenders would, by virtue of such permitted contest, be exposed to any risk of any civil liability for which the Mortgagor has not furnished additional security as provided in clause (iv) below, or to any risk of criminal liability, and neither the Mortgage Estate nor any interest therein would be subject to the imposition of any lien for which the Mortgagor has not furnished additional security as provided in clause (iv) below, as a result of the failure to comply with such law or of such proceeding and (iv) the Mortgagor shall have furnished to the Mortgagee additional security in respect of the claim being contested or the loss or damage that may result from the Mortgagor's failure to prevail in such contest in such amount as may be reasonably requested by the Mortgagee[, but only to the extent that such claim or contest and all other then-current claims or contests involve an aggregate amount greater than $_______].

            Section 1.08. Maintenance of the Improvements and Fixtures. The Mortgagor shall not permit the Improvements or Fixtures to be removed or demolished (provided, however, that, subject to the provisions of Section 7.03(b)(ii) of the Credit Agreement, the Mortgagor may remove or alter such Improvements and Fixtures that become obsolete in the usual conduct of the Mortgagor's business and the removal or alteration of which do not materially detract from the operation of the Mortgagor's business); shall maintain the Mortgage Estate in good repair, working order and condition, except for reasonable wear and use; and shall restore and repair the Improvements and Fixtures or any part thereof now or hereafter affected by any Casualty or Condemnation.

            Section 1.09. Compliance With Laws.

            (a) Representation. The Mortgagor represents and warrants that, except as otherwise previously disclosed in writing to the Mortgagee (and except for the matters described in paragraph (b) of this Section 1.09, as to which the provisions of said paragraph (b) shall apply) the Mortgagor and its operations at the Properties currently comply with all laws, ordinances, orders, rules and regulations of all Federal, state, and local governments and of the appropriate departments, commissions, boards and offices thereof, and the orders, rules and regulations of the American Insurance Association or any other body now or hereafter constituted exercising similar functions, that at any time are applicable to the Mortgage Estate.

            (b) Compliance with Environmental Laws. The Mortgagor represents and warrants to the Mortgagee that the Mortgagor has obtained all environmental, health and safety permits, licenses and other authorizations required under all Environmental Laws (as defined below in this Section 1.09(b)) to carry on its business as now being or as proposed to be conducted at the Properties. Each of such permits, licenses and authorizations is in full force and effect and the Mortgagor is in compliance with the terms and conditions thereof, and is also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental


                                    Mortgage

Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder.

            In addition, except as previously disclosed in writing to the
Mortgagee:

            (1) No notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or threatened by any governmental or other entity with respect to any alleged failure by the Mortgagor to have any environmental, health or safety permit, license or other authorization required under any Environmental Law in connection with the conduct of the business of the Mortgagor at the Properties or with respect to any generation, treatment, storage, recycling, transportation, discharge or disposal, or any Release of any Hazardous Materials (as so defined) generated by the Mortgagor at the Properties.

            (2) None of the Properties constitutes a treatment, storage or disposal facility requiring a permit under the Resource Conservation and Recovery Act of 1976, as amended, or under any comparable state or local statute; and

                        (i) no polychlorinated biphenyls (PCB's) is or has been
            present at any of the Properties;

                        (ii) no asbestos or asbestos-containing materials is or
            has been present at any of the Properties;

                        (iii) there are no underground storage tanks or surface
            impoundments for Hazardous Materials, active or abandoned, at any of the Properties;

                        (iv) no Hazardous Materials have been Released at, on or
            under any of the Properties in a reportable quantity established by statute, ordinance, rule, regulation or order; and

                        (v) no Hazardous Materials have been otherwise Released
            at, on or under any of the Properties.

            (3) No oral or written notification of a Release of a Hazardous Material has been filed by or on behalf of the Mortgagor and none of the Properties is listed or proposed for listing on the National Priorities List under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or under the Comprehensive Environmental Response and Liability Information System, as provided for by 40 C.F.R. ss. 300.5 or any similar state list of sites requiring investigation or clean-up.

            (4) No Liens have arisen under or pursuant to any Environmental Laws on any of the Properties, and no government action has been taken or is in process that could


                                    Mortgage
      subject any of the Properties to such Liens and the Mortgagor would not be required to place any notice or restriction relating to the presence of Hazardous Materials at any of the Properties in any deed therefor.

                  (5) There have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by or that are in the possession of the Mortgagor in relation to any of the Properties that have not been made available to the Mortgagee.

            As used in this Section 1.09, the following respective terms shall have the following respective meanings:

            "Environmental Laws" means any and all present and future Federal, state, local and foreign laws, rules or regulations, and any orders or decrees, in each case as now or hereafter in effect, relating to the regulation or protection of human health, safety or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes into the indoor or outdoor environment, including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes.

            "Hazardous Material" means, collectively, (i) any petroleum or petroleum products, flammable explosives, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, and transformers or other equipment that contain dielectric fluid containing polychlorinated biphenyls (PCB's), (ii) any chemicals or other materials or substances that are now or hereafter become defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "contaminants", "pollutants" or words of similar import under any Environmental Law and
      (iii) any other chemical or other material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Law.

            (c) Notification of Notices and Orders. The Mortgagor shall notify the Mortgagee promptly of any notice or order that the Mortgagor receives from any agency or instrumentality of the Federal, or any state or local, government with respect to the Mortgagor's compliance with any laws or regulations referred to in this Section 1.09 and promptly take any and all actions necessary to bring its operations at the Properties into compliance with such laws or regulations (and shall fully comply with the requirements of such laws or regulations that at any time are applicable to its operations at the Properties) all to the extent required under the applicable provisions of the Credit Agreement; provided, that to the extent not inconsistent with the provisions of Section ____ of the Credit Agreement, the Mortgagor at its expense may, after prior notice to the Mortgagee, contest by appropriate legal, administrative or other proceedings conducted in good faith and with due diligence, the validity or application, in whole or in part, of


                                    Mortgage
any such laws or regulations so long as (i) neither the Mortgage Estate nor any part thereof or any interest therein, will be sold, forfeited or lost if the Mortgagor pays the amount or satisfies the condition being contested, and the Mortgagor would have the opportunity to do so, in the event of the Mortgagor's failure to prevail in the contest, (ii) neither the Mortgagee nor any of the Lenders would, by virtue of such permitted contest, be exposed to any risk of any civil liability for which the Mortgagor has not furnished additional security as provided in clause (iii) below, or to any risk of criminal liability, and neither the Mortgage Estate nor any interest therein would be subject to the imposition of any lien for which the Mortgagor has not furnished additional security as provided in clause (iii) below as a result of the failure to comply with such law or of such proceeding and (iii) the Mortgagor shall have furnished to the Mortgagee additional security in respect of the claim being contested or the loss or damage that may result from the Mortgagor's failure to prevail in such contest in such amount as may be reasonably requested by the Mortgagee[, but only to the extent that such claim or contest and all other then-current claims or contests involve an aggregate amount greater than $_________].

            (d) Right to Cure Non-Compliance with Environmental Laws. The Mortgagee, at its election and in its sole discretion may, without obligation to do so, and upon notice to the Mortgagor (except in an emergency), cure any failure on the part of the Mortgagor to comply with any laws or regulations referred to in this Section 1.09, and without limitation, may take any of the following actions:

                  (i) arrange for the prevention of any Release or threat of Release of Hazardous Substances at any of the Properties, and pay any costs associated with such prevention;

                  (ii) arrange for the removal or remediation of Hazardous Substances that may be Released or result from a Release at any of the Properties, and pay any costs associated with such removal and/or remediation;

                  (iii) pay, on behalf of the Mortgagor, any costs, fines or penalties imposed on the Mortgagor by the Federal, or any state or local, government or any representative thereof in connection with such Release or threat of Release of Hazardous Substances; or

                  (iv) make any other payment or perform any other act that will prevent a lien in favor of any governmental agency from attaching to any of the Properties or the Mortgage Estate.

Any partial exercise by the Mortgagee of the remedies hereinafter set forth, or any partial undertaking on the part of the Mortgagee to cure the Mortgagor's failure to comply with such laws or regulations, shall not obligate the Mortgagee to complete the actions taken or require the Mortgagee to expend further sums to cure the Mortgagor's noncompliance; nor shall the exercise of any such remedies operate to place upon the Mortgagee any responsibility for the operation, control, care, management or repair of any of the Properties or make the Mortgagee the "operator" of any of the Properties within the meaning of any Environmental Laws. Any amount paid or costs incurred by the Mortgagee as a result of the exercise by the Mortgagee of any of the


                                    Mortgage
rights hereinabove set forth, together with interest thereon at the Post-Default Rate, shall be immediately due and payable by the Mortgagor to the Mortgagee, and until paid shall be added to and become a part of the Obligations secured hereby; and the Mortgagee, by making any such payment or incurring any such costs, shall be subrogated to any rights of the Mortgagor to seek reimbursement from any third parties, including, without limitation, a predecessor-in-interest to the Mortgagor's title who may be a "responsible party" or otherwise liable under any Environmental Law in connection with any such Release or threat of Release of Hazardous Substances.

            (e) Environmental Survey and Risk Assessment. If after the occurrence and during the continuance of any Event of Default the Mortgagee desires that an environmental survey and risk assessment with respect to any of the Properties be prepared, the Mortgagor agrees to supply such a survey and risk assessment by an independent engineering firm selected by the Mortgagor and satisfactory to the Mortgagee, in form and detail satisfactory to the Mortgagee (including test borings of the ground and chemical analyses of air, water and waste discharges), estimating current liabilities and assessing potential sources of future liabilities of the Mortgagor or any other owner or operator of the Properties under applicable Environmental Laws.

            (f) Indemnity. Without limiting the provisions of Section 10.03 of the Credit Agreement, the Mortgagor shall indemnify and hold the Mortgagee and the Lenders harmless from and against any and all losses, liabilities, claims, damages or expenses (including any lien filed against the Properties or any part of the Mortgage Estate in favor of any governmental entity, but excluding any loss, liability, claim, damage or expense incurred by reason of the gross negligence or wilful misconduct of the person to be indemnified) arising under any Environmental Law as a result of the past, present or future operations of the Mortgagor (or any predecessor in interest to the Mortgagor), or the past, present or future condition of any of the Properties, or any Release or threatened Release of any Hazardous Materials from any of the Properties, excluding any such Release or threatened Release that shall occur during any period when the Mortgagee or any of the Lenders shall be in possession of any of the Properties following the exercise by the Mortgagee of any of its rights and remedies hereunder, but including any such Release or threatened Release occurring during such period that is a continuation of conditions previously in existence, or of practices employed by the Mortgagor, at any of the Properties.

            Section 1.10. Limitations of Use. The Mortgagor shall not initiate, join in or consent to any change in any private restrictive covenant, zoning ordinance or other public or private restrictions limiting or defining the uses that may be made of any of the Properties and the Improvements or any part thereof that would have a material adverse effect on the value of any of the Properties or the Improvements. The Mortgagor shall comply with the provisions of all leases, licenses, agreements and private covenants, conditions and restrictions that at any time are applicable to the Mortgage Estate.

            Section 1.11. Inspection of the Properties. The Mortgagor shall keep adequate records and books of account in accordance with GAAP consistently applied and shall permit the


                                    Mortgage

Mortgagee and its authorized representatives to enter and inspect the Properties, to examine the records and books of account of the Mortgagor with respect thereto and make copies or extracts thereof, all at such reasonable times as may be requested by the Mortgagee.

            Section 1.12. Estoppel Certificates. The Mortgagor, within five days upon request in person or within ten days upon request by mail, shall furnish the Mortgagee a written statement, duly acknowledged, of the amount of the Obligations then secured by this Mortgage and whether any offsets or defenses exist against any such Obligations.

            Section 1.13. Actions to Protect Mortgage Estate. If the Mortgagor shall fail to (a) perform and observe any of the terms, covenants or conditions required to be performed or observed by it under the Lease, (b) effect the insurance required by Section 1.06, (c) make the payments required by Section
1.07 or (d) perform or observe any of its other covenants or agreements hereunder, the Mortgagee may, without obligation to do so, and upon notice to the Mortgagor (except in an emergency) effect or pay the same. To the maximum extent permitted by law, all sums, including reasonable attorneys' fees and disbursements, so expended or expended to sustain the lien or estate of this Mortgage or its priority, or to protect or enforce any of the rights hereunder, or to recover any of the Obligations, shall be a lien on the Mortgage Estate, shall be deemed to be added to the Obligations secured hereby, and shall be paid by the Mortgagor within 10 days after demand therefor, together with interest thereon at the Post-Default Rate.

            Section 1.14. Insurance and Condemnation Proceeds.

            (a) Restoration Account. Any Casualty or Condemnation Proceeds, shall, as provided in Section 1.06, be held by the Mortgagee in the Restoration Account and any interest or other amounts, if any, actually earned on the balance held by the Mortgagee in the Restoration Account shall be credited to the Restoration Account, for the benefit of the Mortgagor. So long as no Event of Default shall have occurred and be continuing, at the written request of the Mortgagor, any monies held in the Restoration Account shall be invested or reinvested in such Permitted Investments (as defined in paragraph (b) of this Section 1.14) as the Mortgagor shall from time to time specify. Such Permitted Investments shall be held by the Mortgagee pursuant to this Section 1.14; but, upon request of the Mortgagor, the Mortgagee shall sell all or any designated part of the same and the proceeds of such sale shall be held by the Mortgagee in the Restoration Account subject to the provisions hereof in the same manner as the cash used by it to purchase the Permitted Investments so sold. The Mortgagor agrees to pay the Mortgagee, on demand, amounts equal to any loss resulting from any investment or reinvestment pursuant to this Section 1.14 (and any such payments made by the Mortgagor shall be deposited by the Mortgagee into the Restoration Account), it being understood that the Mortgagee shall not be liable or responsible for any such loss.

            Notwithstanding anything herein or at law or in equity to the contrary, none of the Casualty or Condemnation Proceeds paid to the Mortgagee as herein provided, and none of the other amounts from time to time held in the Restoration


                                    Mortgage

Account, shall be deemed trust funds, and the Mortgagee shall be entitled to advance amounts from time to time held in the Restoration Account to the Mortgagor, or to apply the same to the prepayment of the loans or other indebtedness constituting the Obligations hereunder, as provided in Section 1.06(c).

            (b) Permitted Investments. For purposes hereof, "Permitted Investments" means: (i) direct obligations of the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America or any agency thereof, in either case maturing not more than 90 days from the date of acquisition thereof; (ii) certificates of deposit issued by any bank or trust company organized under the laws of the United States of America or any State thereof and having capital, surplus and undivided profits of at least $500,000,000, maturing not more than 90 days from the date of acquisition thereof; and (iii) commercial paper rated A-1 or better or P-1 by Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc., or Moody's Investors Services, Inc., respectively, maturing not more than 90 days from the date of acquisition thereof.

            Section 1.15. Leasehold Interests.

            (a) Leasehold Interests Generally. The Mortgagor shall (i) promptly perform and observe all of the terms, covenants and conditions required to be performed and observed by the Mortgagor under the Lease and do all things necessary to preserve and to keep unimpaired its rights thereunder, (ii) promptly notify the Mortgagee of any default by the Mortgagor under the Lease in the performance of any of the terms, covenants or conditions on the part of the Mortgagor to be performed or observed thereunder or of the giving of any notice by the lessor to the Mortgagor of any default under the Lease or of the lessor's intention to exercise any remedy reserved to the lessor thereunder and (iii) promptly cause a copy of each such notice given by the lessor under the Lease to the Mortgagor to be delivered to the Mortgagee.

            (b) Right to Cure Defaults. If the Mortgagor shall fail promptly to perform or observe any of the terms, covenants or conditions required to be performed by it under the Lease, including, without limitation, payment of all rent and other charges due thereunder, the Mortgagee may, without obligation to do so, and upon notice to the Mortgagor (except in an emergency), take such action as is appropriate to cause such terms, covenants or conditions to be promptly performed or observed on behalf of the Mortgagor but no such action by the Mortgagee shall release the Mortgagor from any of its obligations under this Mortgage. Upon receipt by the Mortgagee from the lessor under the Lease of any notice of default by the Mortgagor thereunder, the Mortgagee may rely thereon and take any action as aforesaid to cure such default even though the existence of such default or the nature thereof be questioned or denied by the Mortgagor or by any party on behalf of the Mortgagor.

            (c) No Modification Without Consent. The Mortgagor shall not surrender its leasehold estate and interests under the Lease, nor terminate or cancel the Lease, and the Mortgagor shall not modify, change, supplement, alter or amend the Lease orally or in writing, and the Mortgagor does hereby expressly release, relinquish and surrender unto the Mortgagee all its right, power and authority, if any, to modify, change, supplement, alter or amend the Lease in any way, and any attempt on the part of the Mortgagor to exercise any such right without the consent of the Mortgagee shall be null and void.


                                    Mortgage

            (d) Release or Forbearance. No release or forbearance of any of the Mortgagor's obligations under the Lease, pursuant to the terms thereof or otherwise, shall release the Mortgagor from any of its obligations under this Mortgage.

            (e) No Merger of Interests. Neither the fee title to the property demised by the Lease nor the leasehold estate created by the Lease shall merge, but shall always remain separate and distinct, notwithstanding the union of the aforesaid estates either in the lessor or the Mortgagor under the Lease or in a third party by purchase or otherwise, unless the Mortgagee shall, at its option, execute and record a document evidencing its intent to merge such estates. If the Mortgagor acquires the fee title or any other estate, title or interest in any Leasehold Property covered by the Lease, this Mortgage shall attach to, be a lien upon and spread to the fee title or such other estate so acquired, and such fee title or other estate shall, without further assignment, mortgage or conveyance, become and be subject to the lien of this Mortgage. The Mortgagor shall notify the Mortgagee of any such acquisition by the Mortgagor and, on written request by the Mortgagee, shall cause to be executed and recorded all such other and further assurances or other instruments in writing as may in the opinion of the Mortgagee be required to carry out the intent and meaning hereof.

            (f) Obligations of Lessor. The Mortgagor shall enforce the obligations of the lessor under the Lease to the end that the Mortgagor may enjoy all of the rights granted to it under the Lease and shall promptly notify the Mortgagee of any default by the lessor under the Lease, in the performance or observance of any of the terms, covenants and conditions on the part of the lessor to be performed or observed under the Lease and the Mortgagor shall promptly advise the Mortgagee of the occurrence of any event of default under the Lease.

            (g) No-Default Certificates. The Mortgagor shall use its best efforts to obtain from the lessor under the Lease and deliver to the Mortgagee, within 20 days after demand from the Mortgagee, a statement in writing certifying that the Lease is unmodified and in full force and effect and the dates to which the rent and other charges, if any, have been paid in advance, and stating whether or not, to the best knowledge of the signer of such certificate, the Mortgagor is in default in the performance of any covenant, agreement or condition contained in the Lease, and, if so, specifying each such default of which the signer may have knowledge.

            (h) Renewals and Extensions. Unless the exercise of any option, now existing or hereafter created, to renew or extend the term of the Lease would, in the Mortgagor's reasonable business judgment, be inadvisable, the Mortgagor shall, at least six months prior to the last day upon which the Mortgagor may validly exercise such option, (i) exercise such option in such manner as will cause the term of the Lease to be effectively renewed or extended for the period provided by such option and (ii) give immediate notice thereof to the Mortgagee, it being understood that in the event of the failure of the Mortgagor to do so, the Mortgagee shall have, and is hereby granted, the irrevocable right to exercise any such option, either in its own name and behalf, or in the name and behalf of the Mortgagor, as the Mortgagee shall in its sole discretion determine.


                                    Mortgage

            (i) Notifications of Changes in Rent. The Mortgagor shall promptly notify the Mortgagee of any change in the rent or other charges payable under the Lease, except for changes made pursuant to the provisions of the Lease.

            (j) Notifications Concerning Proceeds.In the event that any proceeds of insurance on any part of the Mortgage Estate, or any Condemnation Proceeds, shall be deposited with any person pursuant to the requirements of the Lease, the Mortgagor shall promptly notify the Mortgagee of the name and address of the person with whom such proceeds have been deposited and of the amount so deposited.

            Section 1.16. Notice Regarding Special Flood Hazards. The Mortgagor hereby acknowledges that it realizes that the following Properties are in zones identified by the Director of the Federal Emergency Management Agency as special flood hazard zones described in 12 C.F.R. ss. 22.2 and that it has received, prior to the making of the Loans and the incurrence of any other indebtedness constituting part of the Obligations secured by this Mortgage, the notice regarding Federal disaster relief assistance referred to in the Appendix to 12 C.F.R. Part 22:

            [List Properties located in special flood hazard zones].

                                    ARTICLE 2

                     Assignment of Rents, Issues and Profits

            Section 2.01. Assignment of Rents, Issues and Profits. The Mortgagor hereby assigns and transfers to the Mortgagee, FOR THE PURPOSE OF SECURING the Obligations, all Rents, and hereby gives to and confers upon the Mortgagee the right, power and authority to collect the same. The Mortgagor irrevocably appoints the Mortgagee its true and lawful attorney-in-fact, at its option at any time and from time to time following the occurrence and during the continuance of an Event of Default, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, in the name of the Mortgagor or otherwise, for Rents and apply the same to the Obligations as provided in paragraph (a) of Section 4.03; provided, however, that the Mortgagor shall have the right to collect Rents at any time prior to the occurrence of an Event of Default (but not more than one month in advance, except in the case of security deposits).

            Section 2.02. Collection Upon Default. To the extent permitted by law, upon the occurrence of any Event of Default, the Mortgagee may, at any time without notice, either in person, by agent or by a receiver appointed by a court, and without regard to the adequacy of any security for the Obligations or the solvency of the Mortgagor, enter upon and take possession of the Properties, the Improvements and the Fixtures or any part thereof, in its own name, sue for or otherwise collect Rents including those past due and unpaid, and, apply the same, less costs and expenses of operation and collection, including attorneys' fees and disbursements, to the payment of the Obligations as provided in paragraph (a) of Section 4.03, and in such order as the Mortgagee may determine. The collection of Rents or the entering upon and taking possession of


                                    Mortgage
the Properties, the Improvements or the Fixtures or any part thereof, or the application thereof as aforesaid, shall not cure or waive any Event of Default or notice thereof or invalidate any act done in response to such Event of Default or pursuant to notice thereof.

                                    ARTICLE 3

                               Security Agreement

            Section 3.01. Creation of Security Interest. The Mortgagor hereby grants to the Mortgagee a security interest in the Fixtures for the purpose of securing the Obligations. The Mortgagee shall have, in addition to all rights and remedies provided herein and in the other Loan Instruments, all the rights and remedies of a secured party under the Uniform Commercial Code of the state in which the applicable portion of the Fixtures is located.

            Section 3.02. Warranties, Representations and Covenants. The Mortgagor hereby warrants, represents and covenants that: (a) the Fixtures will be kept on or at the related Properties and the Mortgagor will not remove any Fixtures from the related Properties, except such portions or items of the Fixtures that are consumed or worn out in ordinary usage, all of which shall be promptly replaced by the Mortgagor, except as otherwise expressly provided in
Section 1.08, (b) all covenants and obligations of the Mortgagor contained herein relating to the Mortgage Estate shall be deemed to apply to the Fixtures whether or not expressly referred to herein and (c) this Mortgage constitutes a security agreement and "fixture filing" as those terms are used in the applicable Uniform Commercial Code. Information relative to the security interest created hereby may be obtained by application to the Mortgagee (secured party) c/o The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York 10081. The mailing address of the Mortgagor is set forth on Page 1 hereof.

                                    ARTICLE 4

                               Defaults; Remedies

            Section 4.01. Defaults. If one or more of the following events (herein called "Events of Default") shall occur and be continuing:

            (a) the Borrower or the Mortgagor shall (i) default in the payment of any principal of any of the loans or other indebtedness constituting part of the Obligations hereunder when due (whether at stated maturity or at mandatory or optional prepayment), or (ii) default in the payment of any interest on any of the loans or other indebtedness constituting part of the Obligations hereunder when due and such default shall have continued unremedied for ***;

            (b) any representation, warranty or certification made or deemed made herein (or in any modification or supplement hereto) by the Mortgagor, or any certificate furnished


                                    Mortgage
      to the Mortgagee pursuant to the provisions hereof, shall prove to have been false or misleading as of the time made or furnished in any material respect;

            (c) the Mortgagor shall default in the performance of any of its obligations under any of Sections ___ or ___, or the Mortgagor shall default in the performance of any of its obligations under any other provision hereof and such default shall continue unremedied for a period of ____ days after notice thereof to the Mortgagor by the Mortgagee;

            (d) the Borrower or the Mortgagor shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due;

            (e) the Borrower or the Mortgagor shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or (vi) take any corporate action for the purpose of effecting any of the foregoing;

            (f) a proceeding or case shall be commenced, without the application or consent of the Borrower or the Mortgagor, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of the Borrower or the Mortgagor or of all or any substantial part of its property, or (iii) similar relief in respect of the Borrower or the Mortgagor under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against the Borrower or the Mortgagor shall be entered in an involuntary case under the Bankruptcy Code;

            (g) a reasonable basis shall exist for the assertion against the Mortgagor of (or there shall have been asserted against the Mortgagor) claims or liabilities, whether accrued, absolute or contingent, based on or arising from the generation, storage, transport, handling or disposal of Hazardous Materials by the Mortgagor, or any other person, with respect to the Properties or Improvements, which claims or liabilities (insofar as they are payable by the Mortgagor but after deducting any portion thereof that is reasonably expected to be paid by other creditworthy persons jointly and severally liable therefor), in the judgment of the Required Lenders under the Credit Agreement are reasonably likely to be determined adversely to the Mortgagor, and the amount thereof is,


                                    Mortgage
      singly or in the aggregate, reasonably likely to materially adversely affect the value of the Properties or Improvements; or

            (h) any other event or condition shall occur that constitutes an "Event of Default" under and as defined in the Credit Agreement shall occur and be continuing;

THEREUPON, as more particularly provided in the Credit Agreement: (1) in the case of an Event of Default other than one referred to in clause (e) or (f) of this Section 4.01 the Mortgagee may, by notice to the Mortgagor, declare the principal amount then outstanding of, and the accrued interest on, the loans and other indebtedness constituting the Obligations hereunder to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which have been expressly waived by the Borrower pursuant to the provisions of the Credit Agreement; and (2) in the case of the occurrence of an Event of Default referred to in clause (e) or (f) of this Section 4.01, the principal amount then outstanding of, and the accrued interest on, the loans and other indebtedness constituting the Obligations hereunder shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which have been expressly waived by the Borrower pursuant to the provisions of the Credit Agreement.

            Section 4.02. Default Remedies.

            (a) Remedies Generally. If an Event of Default shall have occurred and be continuing, this Mortgage may, to the maximum extent permitted by law, be enforced, and the Mortgagee may exercise any right, power or remedy permitted to it hereunder, under the Credit Agreement or under any of the other Loan Instruments or by law, and, without limiting the generality of the foregoing, the Mortgagee may, personally or by its agents, to the maximum extent permitted by law:

                  (i) enter into and take possession of the Mortgage Estate or any part thereof, exclude the Mortgagor and all persons claiming under the Mortgagor whose claims are junior to this Mortgage, wholly or partly therefrom, and use, operate, manage and control the same either in the name of the Mortgagor or otherwise as the Mortgagee shall deem best, and upon such entry, from time to time at the expense of the Mortgagor and the Mortgage Estate, make all such repairs, replacements, alterations, additions or improvements to the Mortgage Estate or any part thereof as the Mortgagee may deem proper and, whether or not the Mortgagee has so entered and taken possession of the Mortgage Estate or any part thereof, collect and receive all Rents and apply the same to the payment of all expenses that the Mortgagee may be authorized to make under this Mortgage, the remainder to be applied to the payment of the Obligations until the same shall have been repaid in full; if the Mortgagee demands or attempts to take possession of the Mortgage Estate or any portion thereof in the exercise of any rights hereunder, the Mortgagor shall promptly turn over and deliver complete possession thereof to the Mortgagee; and


                                    Mortgage

                  (ii) personally or by agents, with or without entry, if the Mortgagee shall deem it advisable:

                  (x) sell the Mortgage Estate at a sale or sales held at such place or places and time or times and upon such notice and otherwise in such manner as may be required by law, or, in the absence of any such requirement, as the Mortgagee may deem appropriate, and from time to time adjourn any such sale by announcement at the time and place specified for such sale or for such adjourned sale without further notice, except such as may be required by law; [without limiting the generality of the foregoing provisions of this clause
            (x), the Mortgagee shall be authorized at its option, whether or not possession of the Mortgage Estate is taken, to sell the Mortgage Estate (or such part or parts thereof as the Mortgagee may elect to sell) under the power of sale hereby given to the Mortgagee, at public outcry, to the highest bidder for cash, at the main door of the courthouse of _____ County, Alabama, after first giving notice by publication once a week for three successive weeks of the time, place and terms of such sale, together with a description of the Mortgage Estate to be sold, by publication in some newspaper published in said county, which sale shall be held between the hours of 11;00 a.m. and 4:00 p.m. on the date designated for the exercise of power of sale hereunder;](1)

                  (y) proceed to protect and enforce its rights under this
            Mortgage, by suit for specific performance of any covenant contained herein or in the Loan Instruments or in aid of the execution of any power granted herein or in the Loan Instruments, or for the foreclosure of this Mortgage (as a mortgage or otherwise) and the sale of the Mortgage Estate under the judgment or decree of a court of competent jurisdiction, or for the enforcement of any other right as the Mortgagee shall deem most effectual for such purpose, provided, that in the event of a sale, by foreclosure or otherwise, of less than all of the Mortgage Estate, this Mortgage shall continue as a lien on, and security interest in, the remaining portion of the Mortgage Estate; or

                  (z) exercise any or all of the remedies available to a secured party under the applicable Uniform Commercial Code, including, without limitation:

                        (1) either personally or by means of a court appointed
                  receiver, take possession of all or any of the Fixtures and exclude therefrom the Mortgagor and all persons claiming under the Mortgagor, and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of the Mortgagor in respect of the Fixtures or any part thereof; if the Mortgagee demands or attempts to take possession of the Fixtures in the exercise of any rights hereunder, the Mortgagor shall

--------
(1) Include in an Alabama mortgage


                                    Mortgage
                  promptly turn over and deliver complete possession thereof to the Mortgagee;

                        (2) without notice to or demand upon the Mortgagor, make
                  such payments and do such acts as the Mortgagee may deem necessary to protect its security interest in the Fixtures, including, without limitation, paying, purchasing, contesting or compromising any encumbrance that is prior to or superior to the security interest granted hereunder, and in exercising any such powers or authority paying all expenses incurred in connection therewith;

                        (3) require the Mortgagor to assemble the Fixtures or
                  any portion thereof, at a place designated by the Mortgagee and reasonably convenient to both parties, and promptly to deliver the Fixtures to the Mortgagee, or an agent or representative designated by it; the Mortgagee, and its agents and representatives, shall have the right to enter upon the premises and property of the Mortgagor to exercise the Mortgagee's rights hereunder; and

                        (4) sell, lease or otherwise dispose of the Fixtures,
                  with or without having the Fixtures at the place of sale, and upon such terms and in such manner as the Mortgagee may determine (and the Mortgagee or any Lender may be a purchaser at any such sale).

            (b) Appointment of Receiver. If an Event of Default shall have occurred and be continuing, the Mortgagee, to the maximum extent permitted by law, shall be entitled, as a matter of right, to the appointment of a receiver of the Mortgage Estate, without notice or demand, and without regard to the adequacy of the security for the Obligations or the solvency of the Mortgagor. The Mortgagor hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of the Mortgagee in case of entry and shall continue as such and exercise all such powers until the date of confirmation of sale of the Mortgage Estate, unless such receivership is sooner terminated.

            (c) Rents. If an Event of Default shall have occurred and be continuing, the Mortgagor shall, to the maximum extent permitted by law, pay monthly in advance to the Mortgagee, or to any receiver appointed at the request of the Mortgagee to collect Rents, the fair and reasonable rental value for the use and occupancy of the Properties, the Improvements and the Fixtures or of such part thereof as may be in the possession of the Mortgagor. Upon default in the payment thereof, the Mortgagor shall vacate and surrender possession of the Properties, the Improvements and the Fixtures to the Mortgagee or such receiver, and upon a failure so to do may be evicted by summary proceedings.

            (d) Sale. In any sale under any provision of this Mortgage or pursuant to any judgment or decree of court, the Mortgage Estate, to the maximum extent permitted by law, may


                                    Mortgage
be sold in one or more parcels or as an entirety and in such order as the Mortgagee may elect, without regard to the right of the Mortgagor or any person claiming under the Mortgagor to the marshalling of assets. The purchaser at any such sale shall take title to the Mortgage Estate or the part thereof so sold free and discharged of the estate of the Mortgagor therein, the purchaser being hereby discharged from all liability to see to the application of the purchase money. Any person, including the Mortgagee or any Lender, may purchase at any such sale. Upon the completion of any such sale by virtue of this Section 4.02 the Mortgagee shall execute and deliver to the purchaser an appropriate instrument that shall effectively transfer all of the Mortgagor's estate, right, title, interest, property, claim and demand in and to the Mortgage Estate or portion thereof so sold, but without any covenant or warranty, express or implied. The Mortgagee is hereby irrevocably appointed the attorney-in-fact of the Mortgagor in its name and stead to make all appropriate transfers and deliveries of the Mortgage Estate or any portions thereof so sold and, for that purpose, the Mortgagee may execute all appropriate instruments of transfer, and may substitute one or more persons with like power, the Mortgagor hereby ratifying and confirming all that said attorneys or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, the Mortgagor shall ratify and confirm, or cause to be ratified and confirmed, any such sale or sales by executing and delivering, or by causing to be executed and delivered, to the Mortgagee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of the Mortgagee, for such purpose, and as may be designated in such request. Any sale or sales made under or by virtue of this Mortgage, to the extent not prohibited by law, shall operate to divest all the estate, right, title, interest, property, claim and demand whatsoever, whether at law or in equity, of the Mortgagor in, to and under the Mortgage Estate, or any portions thereof so sold, and shall be a perpetual bar both at law and in equity against the Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof, by, through or under the Mortgagor. The powers and agency herein granted are coupled with an interest and are irrevocable.

            (e) Possession of Loan Instruments Not Necessary. All rights of action under the Loan Instruments and this Mortgage may be enforced by the Mortgagee without the possession of the Loan Instruments and without the production thereof at any trial or other proceeding relative thereto.

            Section 4.03. Application of Proceeds.

            (a) Application of Proceeds Generally. The proceeds of any sale made either under the power of sale hereby given or under a judgment, order or decree made in any action to foreclose or to enforce this Mortgage, or of any monies held by the Mortgagee hereunder shall, to the maximum extent permitted by law, be applied:

                  (i) first to the payment of all costs and expenses of such sale, including the Mortgagee's attorneys' fees and disbursements;

                  (ii) then to the payment of all charges, expenses and advances incurred or made by the Mortgagee in order to protect the lien and estate of this Mortgage or the security afforded hereby;


                                    Mortgage

                  (iii) then to the payment in full of the Obligations, ratably in accordance with the respective amounts then due and owing or as the Lenders may otherwise agree;

and after payment in full of all Obligations any surplus remaining shall be paid to the Mortgagor or to whomsoever may be lawfully entitled to receive the same.

            (b) Liability for Deficiencies. No sale or other disposition of all or any part of the Mortgage Estate pursuant to Section 4.02 shall be deemed to relieve the Mortgagor of its obligations under the Credit Agreement or any other Loan Instrument except to the extent the proceeds thereof are applied to the payment of such obligations. If the proceeds of sale, collection or other realization of or upon the Mortgage Estate are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligations, the Mortgagor shall remain liable for any deficiency.

            Section 4.04. Right to Sue. The Mortgagee shall have the right from time to time to sue for any sums required to be paid by the Mortgagor under the terms of this Mortgage as the same become due, without regard to whether or not the Obligations shall be, or have become, due and without prejudice to the right of the Mortgagee thereafter to bring any action or proceeding of foreclosure or any other action upon the occurrence of any Event of Default existing at the time such earlier action was commenced.

            Section 4.05. Powers of the Mortgagee. The Mortgagee may at any time or from time to time renew or extend this Mortgage or (with the agreement of the Mortgagor) alter or modify the same in any way, or waive any of the terms, covenants or conditions hereof or thereof, in whole or in part, and may release any portion of the Mortgage Estate or any other security, and grant such extensions and indulgences in relation to the Obligations, or release any person liable therefor as the Mortgagee may determine without the consent of any junior lienor or encumbrancer, without any obligation to give notice of any kind thereto, without in any manner affecting the priority of the lien and estate of this Mortgage on or in any part of the Mortgage Estate, and without affecting the liability of any other person liable for any of the Obligations.

            Section 4.06. Remedies Cumulative.

            (a) Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Mortgagee is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy under this Mortgage, or under applicable law, whether now or hereafter existing; the failure of the Mortgagee to insist at any time upon the strict observance or performance of any of the provisions of this Mortgage or to exercise any right or remedy provided for herein or under applicable law, shall not impair any such right or remedy nor be construed as a waiver or relinquishment thereof.


                                    Mortgage

            (b) Other Security. The Mortgagee shall be entitled to enforce payment and performance of any of the obligations of the Mortgagor and to exercise all rights and powers under this Mortgage or under any Loan Instrument or any laws now or hereafter in force, notwithstanding that some or all of the Obligations may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise; neither the acceptance of this Mortgage nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect the Mortgagee's right to realize upon or enforce any other security now or hereafter held by the Mortgagee, it being stipulated that the Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by the Mortgagee in such order and manner as the Mortgagee, in its sole discretion, may determine; every power or remedy given by the Credit Agreement, this Mortgage or any of the other Loan Instruments to the Mortgagee, or to which the Mortgagee is otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Mortgagee, and the Mortgagee may pursue inconsistent remedies.

            Section 4.07. Waiver of Stay, Extension, Moratorium Laws; Equity of Redemption. To the maximum extent permitted by law, the Mortgagor shall not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, that may affect observance or performance of the provisions of this Mortgage; nor claim, take or insist upon any benefit or advantage of any present or future law providing for the valuation or appraisal of the Mortgage Estate or any portion thereof prior to any sale or sales thereof that may be made under or by virtue of Section 4.02; and the Mortgagor, to the extent that it lawfully may, hereby waives all benefit or advantage of any such law or laws. The Mortgagor for itself and all who may claim under it, hereby waives, to the maximum extent permitted by applicable law, any and all rights and equities of redemption from sale under the power of sale created hereunder or from sale under any order or decree of foreclosure of this Mortgage and (if an Event of Default shall have occurred) all notice or notices of seizure, and all right to have the Mortgage Estate marshalled upon any foreclosure hereof. The Mortgagee shall not be obligated to pursue or exhaust its rights or remedies as against any other part of the Mortgage Estate and the Mortgagor hereby waives any right or claim of right to have the Mortgagee proceed in any particular order.

                                    ARTICLE 5

                                  Miscellaneous

            Section 5.01. Release by the Mortgagee. Upon the termination of the Commitments under and as defined in the Credit Agreement and the payment in full of the Obligations, the Mortgagee shall release the lien of this Mortgage, or upon the request of the Mortgagor, and at the Mortgagor's expense, assign this Mortgage without recourse to the Mortgagor's designee, or to the person or persons legally entitled thereto, by an instrument duly acknowledged in form for recording.


                                    Mortgage

            Section 5.02. Notices. All notices, demands, consents, requests or other communications that are permitted or required to be given by any party to the other hereunder shall be in writing and given in the manner specified in
Section 10.01 of the Credit Agreement.

            Section 5.03. Amendments; Waivers; Etc. This Mortgage cannot be modified, changed or discharged except by an agreement in writing, duly acknowledged in form for recording, signed by the Mortgagor and the Mortgagee with the consent of the Lenders as provided in the Credit Agreement. For purposes hereof, a statement by the Mortgagee in any modification or supplement to this Mortgage to the effect that such modification or supplement has been consented to by the Lenders as provided in the Credit Agreement shall be conclusive evidence of such consent and it shall not be necessary for a copy of such consent to be recorded with such modification or supplement as a condition to such modification or supplement being recorded in the appropriate real estate records.

            Section 5.04. Successors and Assigns. This Mortgage applies to, inures to the benefit of and binds the Mortgagor and the Mortgagee and their respective successors and assigns and shall run with the Properties.

            Section 5.05. Captions. The captions or headings at the beginning of Articles, Sections and paragraphs hereof are for convenience of reference and are not a part of this Mortgage.

            Section 5.06. Severability. If any term or provision of this Mortgage or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Mortgage, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Mortgage shall be valid and enforceable to the maximum extent permitted by law. If any portion of the Obligations shall for any reason not be secured by a valid and enforceable lien upon any part of the Mortgage Estate, then any payments made in respect of the Obligations (whether voluntary or under foreclosure or other enforcement action or procedure or otherwise) shall, for purposes of this Mortgage (except to the extent otherwise required by applicable law) be deemed to be made (i) first, in respect of the portion of the Obligations not secured by the lien of this Mortgage, (ii) second, in respect of the portion of the Obligations secured by the lien of this Mortgage, but which lien is on less than all of the Mortgage Estate, and (iii) last, to the portion of the Obligations secured by the lien of this Mortgage, and which lien is on all of the Mortgage Estate.

            IN WITNESS WHEREOF, this Mortgage has been duly executed by the Mortgagor as of the day and year first above written.

                                    [                     ]

                                    By _______________________________
                                       Title:


                                    Mortgage

Signed and acknowledged
in the presence of:

_________________________

_________________________


                                    Mortgage

STATE OF NEW YORK     )
                      )  ss:
COUNTY OF NEW YORK    )

On this __ day of _______, 1999, before me, the undersigned, a notary public in and for said state, personally appeared ______________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.

                                    ___________________________
                                           Notary Public

                                                                          [SEAL]


                                    Mortgage

                                   SCHEDULE I

                           DESCRIPTION OF FEE PROPERTY

            The following land and premises located in ___________________ County, ____________:

                      [Insert metes and bounds description]


                                   Schedule I

                                   SCHEDULE II

                              DESCRIPTION OF LEASE
                             AND LEASEHOLD PROPERTY

            That certain [lease/lease agreement] dated as of _______________, 19__ between the Mortgagor [as successor by merger] [assignment] to ____________, a [corporation] [partnership] duly organized and validly existing under the laws of the State of _____________, as lessee, and __________, a [corporation] [partnership] duly organized and validly existing under the laws of the State of _____________, as lessor, and recorded in volume ___ at page ___ of the ________ Records of ________ County, __________ on ______________, 19__,
and the leasehold estate created thereby affecting the following land and premises located in ______________ County, _________:

                      [Insert metes and bounds description]


                                   Schedule II